SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material pursuant to Rule 14a-11(c) or 14a-12

                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the Appropriate box):

[X]  No fee required.
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     1)   Title of each class of securities to which transaction applies:
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     2)   Aggregate number of securities to which transaction applies:
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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11; Set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
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





Dear Shareholders:

      Enclosed with this letter is a Proxy Statement and proxy card for the Annual Meeting of Shareholders to be held on June 10, 1999 at 10:00 a.m., Pacific Time, in the La Ventana Room of the Westwood Marquis, 930 Hilgard Avenue, Los Angeles, California. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, which report contains consolidated financial statements and other information of interest with respect to the Company and its shareholders, is also included with this mailing.

      At the Annual Meeting, the holders of Common Stock, voting alone, will elect one member of the Company's Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect one member of the Company's Board of Directors, vote upon a proposal to approve the 1999 Stock Incentive Plan, vote upon a proposal to ratify the selection of independent accountants for the Company and conduct such other business as may properly come before the meeting.

      IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE IF YOU DO NOT INTEND TO BE PRESENT AT THE MEETING. IF YOU DO LATER DECIDE TO ATTEND, YOUR PROXY WILL AUTOMATICALLY BE REVOKED IF YOU VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD NOW IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

      We appreciate your continued support.
                                                          Sincerely,

                                                          WESTWOOD ONE, INC.



                                                          /S/ NORMAN J. PATTIZ
                                                          Norman J. Pattiz
                                                          Chairman of the Board


April 29, 1999

                               WESTWOOD ONE, INC.
                            9540 Washington Boulevard
                          Culver City, California 90232


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  To Be Held on
                                  June 10, 1999

To Our Shareholders:

      The Annual Meeting of the Shareholders of Westwood One, Inc. (the "Company") will be held in the La Ventana Room of the Westwood Marquis, 930 Hilgard Avenue, Los Angeles, California, on June 10, 1999 at 10:00 a.m., Pacific Time, for the following purposes:

     (1)      To elect two members of the Company's Board of Directors;

     (2)      To approve the 1999 Stock Incentive Plan;

     (3) To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1998; and

     (4) To consider and act upon such other business as may properly come before the meeting.

      Shareholders of record at the close of business on May 7, 1999 will be entitled to notice of and to vote at the Annual Meeting, and a list of such shareholders will be available for examination during ordinary business hours at least ten days prior to the Annual Meeting by any shareholder, for any purpose germane to the Annual Meeting, at the Company's offices at 9540 Washington Boulevard, Culver City, California 90232 (telephone (310) 204-5000).

      Whether or not you intend to be present at the meeting, please date, sign and mail the enclosed proxy in the provided postage-paid envelope as promptly as possible. You are cordially invited to attend the Annual Meeting and your proxy will be revoked if you are present and vote in person.

                                              By Order of the Board of Directors



                                              /S/ FARID SULEMAN
                                              Farid Suleman
                                              Secretary

April 29, 1999

                               WESTWOOD ONE, INC.
                            9540 Washington Boulevard
                          Culver City, California 90232

                             ----------------------
                                 PROXY STATEMENT
                             ----------------------


      This Proxy Statement (first mailed to shareholders on or about May 14, 1999) is furnished in connection with the solicitation of proxies by the management of Westwood One, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on June 10, 1999 at 10:00 a.m., Pacific Time, in the La Ventana Room of the Westwood
Marquis, 930 Hilgard Avenue, Los Angeles, California, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Holders of record of the Common Stock and Class B Stock at the close of business on May 7, 1999 are entitled to vote at the Annual Meeting. As of the close of business on April 19, 1999, 27,950,935 shares, excluding 7,050,795 treasury shares, of Common Stock and 351,733 shares of Class B Stock were issued and outstanding.

      Each holder of outstanding Common Stock is entitled to cast one (1) vote for each share of Common Stock held by such holder. Each holder of Class B Stock is entitled to cast fifty (50) votes for each share of Class B stock held by such holder. Only the Common Stock is publicly traded. Holders of Common Stock, voting alone, will elect one member of the Company's Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect one member of the Company's Board of Directors, vote to approve the 1999 Stock Incentive Plan, vote upon the ratification of PricewaterhouseCoopers LLP as the Company's independent accountants and conduct such other business as may properly come before the meeting.

      A majority of the outstanding votes entitled to be cast at the Annual Meeting and represented in person or by proxy will constitute a quorum. With regard to the election of directors and any other proposal submitted to a vote, approval requires the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting. Where a choice is specified on the proxy as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, but the proxy is properly signed, the shares represented thereby will be voted in favor of the director nominees in favor of the approval of the 1999 Stock Incentive Plan, and in favor of the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants. Management is not aware of any matters, other than those specified above, that will be presented for action at the Annual Meeting, but if any other matters do properly come before the meeting, the proxies will vote upon such matters in accordance with their best judgment.

      Shares represented by proxies which are marked "abstain", "withhold authorization" or to deny discretionary authority on any matter will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matter. Proxies relating to "street name" shares which are not voted by brokers on one or more matters will not be treated as shares present for purposes of determining the presence of a quorum unless they are voted by the broker on at least one matter. Such non-voted shares will not be treated as shares represented at the meeting as to any matter for which non-vote is indicated on the broker's proxy.

      Any shareholder submitting the accompanying proxy card has the right to revoke it by notifying the Secretary of the Company in writing at any time prior to the voting of the proxy, or by signing and delivering to the Secretary a later-dated proxy. A proxy will be automatically revoked if the person giving the proxy attends the Annual Meeting and votes in person.

      The Company's Annual Report on Form 10-K for the year ended December 31, 1998, including consolidated financial statements and other information, accompanies this Proxy Statement but does not form a part of the proxy soliciting material.

                              ELECTION OF DIRECTORS

     The Board of  Directors  is divided  into three  classes  (Class I, II, and
III), each class serving for three-year terms, which terms do not coincide. The Board of Directors currently is comprised of eight individuals. In conjunction with the extension of the Company's Management Agreement with Infinity Broadcasting Corporation ("Infinity"), it is currently anticipated the size of the Board of Directors will be increased by three additional Directors. One additional director will be a Class I Independent director, one will be a Class II Independent director and the third additional director will be a Class III director. It is currently anticipated that Mr. Joel Hollander, the Company's President and Chief Executive Officer, will be appointed as the Class III director. Only one class of directors is elected at each Annual Meeting. Of the directors, at least 33 1/3% must be independent outside directors. Pursuant to the Company's Certificate of Incorporation, holders of Common Stock, voting alone, have the right to elect 20% of the Board of Directors, which is currently two directors and which will amount to three directors after the Board of Directors is increased to eleven members. However, it is currently intended that the holders of the Common Stock will vote alone to elect all the Independent directors, at least one of which will be elected each year, as set forth below. The remaining members of the Board are elected by all shareholders voting together as a single class.

     At the Annual Meeting, holders of Common Stock, voting alone, will elect the Independent Class III director, and holders of Common Stock and Class B Stock, voting together, will elect the other Class III director, for three-year terms, until their successors are elected and qualified. The Board of Directors intends to nominate Steven A. Lerman and Gerald Greenberg (the Independent director) to serve for three-year terms ending in 2002. All of these nominees currently serve as Class III directors of the Company. Unless otherwise indicated on any proxy, the persons named as proxy voters on the enclosed proxy card intend to vote the stock represented by each proxy to elect these nominees. The nominees are willing to serve as directors, but should any or all refuse to or be unable to serve, the management proxy holders will vote for one or more other persons nominated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT MESSRS. LERMAN AND GREENBERG AS DIRECTORS OF THE COMPANY.


      The continuing directors and nominees for director of the Company are:
                                                                          Director                   Term
               Name                                            Age         Since        Class       Expires
          Mel Karmazin                                          55          1994           I          2001
          Norman J. Pattiz                                      56          1974           I          2001
          Joseph B. Smith          (Independent)                71          1994           I          2001
          Paul G. Krasnow                                       60          1997          II          2000
          Farid Suleman                                         47          1994          II          2000
          David L. Dennis          (Independent)                50          1994          II          2000
          Steven A. Lerman                                      52          1995         III          1999
          Gerald Greenberg         (Independent)                56          1994         III          1999


      The principal occupations of the two director nominees and each of the other six continuing directors are as follows:

     Mr. Karmazin - has been a director of the Company since February 3, 1994. Mr. Karmazin was also President and Chief Executive Officer of the Company from February 3, 1994 until October 8, 1998. Mr. Karmazin has been the Chief
Executive Officer of CBS Corporation ("CBS") since January 1999 and Chairman, President and Chief Executive Officer of Infinity since September 1998. He has been a director of CBS since March 1997 and President and Chief Operating Officer of CBS since April 1998. From May 1997 through April 1998, Mr. Karmazin was Chairman and Chief Executive Officer of the CBS Station Group. From December 1996 through May 1997 he was Chairman and Chief Executive Officer of CBS Radio. From 1981 through December 1996, Mr. Karmazin was President and Chief Executive Officer of Infinity and was a director of Infinity from 1984 through December 1996. Mr. Karmazin is also a member of the Board of Trustees for the Museum of Television and Radio.
       Mr. Pattiz - founded the Company in 1974 and has held the position of Chairman of the Board since that time. He was also the Company's Chief Executive Officer until February 3, 1994.
      Mr. Smith - has been a director of the Company since May 24, 1994. He was previously a director of the Company from February 1984 until February 3, 1994.

Since April 1993, Mr. Smith has been the President of Unison Productions, Inc., through which he serves as an industry consultant involved in a number of projects in the entertainment business.
      Mr. Krasnow - has been a director of the Company since June 17, 1997. Since September 1974 he has been the President and sole shareholder of Krasnow Insurance Services, Inc., an insurance agency providing life, disability and health benefits, of which he is the sole agent. Mr. Krasnow was also a director of the Company from 1989 until June 17, 1996.
      Mr. Suleman - has been the Executive Vice President, Chief Financial Officer, Secretary and a director of the Company since February 1994. He has been Executive Vice President, Chief Financial Officer, Treasurer and a director of Infinity since September 1998. Mr. Suleman has been the Senior Vice President, Finance of CBS since August 1998. He also has served as Senior Vice President and Chief Financial Officer of the CBS Station Group since June 1997. From January 1997 to June 1997, he served as Senior Vice President and Chief Financial Officer of CBS Radio. From 1986 until its acquisition by CBS in December 1996, Mr. Suleman was Vice President, Finance, Chief Financial Officer and a director of Infinity.
      Mr.  Dennis - has been a director of the Company  since May 24,  1994.
Mr. Dennis has served as Managing Director, Investment Banking for Donaldson, Lufkin & Jenrette Securities Corporation since April 1989.
     Mr. Lerman - has been a director of the Company since April 19, 1995. Since 1986, Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC. Mr. Lerman was a director of Infinity from February 1992 through December 1996 and he was also a director of Premiere Radio Networks, Inc. until April 18, 1995.
     Mr. Greenberg - has been a director of the Company since May 24, 1994. Since April 1993, Mr. Greenberg has served as President of MJJ Music, a Michael Jackson/Sony owned record label.

Committees of the Board

      The Board of Directors has a Compensation Committee which currently consists of Messrs. Smith, Dennis and Greenberg. The Compensation Committee administers the Company's Stock Incentive Plan, and is authorized to approve, and may negotiate, employment arrangements with key executives of the Company and its subsidiaries. There was one formal meeting of the Compensation
Committee, and Committee members engaged in informal discussions and took several actions by written consent during fiscal 1998.

      The Board of Directors also has an Audit Committee which currently consists of Messrs. Dennis, Krasnow, and Lerman. The Audit Committee is authorized to review the Company's financial statements, meet with the Company's auditors and make recommendations to the Board of Directors about internal accounting controls and procedures. There were two meetings of the Audit Committee during fiscal 1998.

      The Board of Directors has a Nominating Committee, currently consisting of Mr. Pattiz and Mr. Karmazin, which makes nominations for directors each year. There were no formal meetings of the Nominating Committee in fiscal 1998.

Director Attendance and Compensation

      In fiscal 1998 the Board as a whole met on seven occasions. During fiscal 1998, each of the current directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which such director served.

      Directors of the Company who are not officers received $3,750 per meeting attended for their services as directors and $1,875 per meeting attended for their services as committee members. In addition, all directors who are not officers receive a mandatory grant of stock options to acquire 10,000 shares of Common Stock each year. Directors are also reimbursed for expenses incurred in attending such meetings. During fiscal 1998, Messrs. Smith, Krasnow, Dennis, Lerman and Greenberg received $28,125, $31,875, $37,500, $31,875 and $31,875, respectively, in Board and Board committee fees.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth as of April 19, 1999, the number and percentage of outstanding shares of Common Stock and Class B Stock held by: (1) each person or group known to the Company to beneficially own more than five percent of the outstanding Common Stock or Class B Stock of the Company; (2) each of the three director nominees and each of the other six current directors;
(3) the Named Executive Officers (see "EXECUTIVE COMPENSATION" appearing elsewhere in this report); and (4) all current directors and executive officers as a group. At April 19, 1999, there were 27,950,935 shares, excluding 7,050,795 treasury shares, of Common Stock outstanding and 351,733 shares of Class B Stock outstanding.

      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage of ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                          Shares of Common Stock           Shares of Class B Stock
                                                          Beneficially Owned (1)           Beneficially Owned (1)
                                                          ----------------------           ----------------------

                                                             Number          Percent         Number        Percent
                                                             ------          -------         ------        -------
Norman J. Pattiz (2)                                        397,840  (3)      1.4%           351,690        99.9%
Mel Karmazin                                                778,149  (4)      2.7%              -               -
Farid Suleman                                               280,000  (7)      1.0%              -               -
Joseph B. Smith                                              14,000  (7)       *                -               -
David L. Dennis                                              35,605  (5)       *                -               -
Paul G. Krasnow                                              76,000  (6)       *                -               -
Steven A. Lerman                                             20,000  (7)       *                -               -
Gerald Greenberg                                              8,000  (7)       *                -               -
Joel Hollander                                                    -            *                -               -
Infinity Network, Inc., a subsidiary of Infinity
  Broadcasting Corp. (14)                                 8,000,000  (9)     25.9%              -               -
  40 West 57th Street
  New York, NY  10019
Putnam Investments, Inc. (14)
  One Post Office Square                                  4,539,949 (10)     16.2%              -               -
  Boston, MA  02109
Capital Research and Management Company (14)
  333 South Hope Street                                   3,918,300 (11)     14.0%              -               -
  Los Angeles, CA  90071
Denver Investment Advisors LLC (14)
  1225 17th Street, 26th Floor                            3,627,800 (12)     13.0%              -               -
  Denver, CO  80202
FMR Corp. (14)
  82 Devonshire Street                                    1,983,850 (13)      7.1%              -               -
  Boston, MA  02109
All current directors and executive officers as
  a group (9 persons)                                     1,609,594  (8)      5.5%           351,690        99.9%

  * Represents less than one percent (1%) of the Company's outstanding shares of Common Stock.

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Class B Stock, unless otherwise indicated.
(2) As of April 19, 1999, Mr. Pattiz, whose business address is 9540 Washington Boulevard, Culver City, California 90232, owned Common Stock and Class B Stock representing approximately 39.1% of the total voting power of the Company.
(3) Includes stock options for 170,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
(4) Includes stock options for 576,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
(5) Includes stock options for 22,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
(6) Includes stock options for 6,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
(7) Represents stock options granted under the Company's Amended 1989 Stock Incentive Plan.
(8) Includes stock options for 1,096,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
(9) Includes 3,000,000 shares which may currently be acquired upon exercise of warrants at an exercise price of $3.00 per share.
(10) Putnam Investments, Inc. as an investment advisor has no sole voting or dispositive power, but has shared dispositive power for 4,539,949 shares and shared voting power for 106,050 of such shares.
(11) Capital Research and Management Company ("CRMC"), as an investment advisor, has sole dispostive power for 1,975,200 shares. SmallCap World Fund, Inc., an investment advisor which is advised by CRMC, has sole voting power for 1,943,100 shares.
(12) Denver Investment Advisors LLC, as an investment advisor, has sole dispositive power for 3,627,800 shares and sole voting power for 2,040,800 of such shares.
(13) FMR Corp. has sole dispositive power for 1,983,850 shares and has sole voting power for 422,600 of such shares. (14) Tabular information and footnotes 9, 10, 11, 12 and 13 are based upon information contained in the most recent Schedule 13G filings and other information made available to the Company.
(14) Tabular information and footnotes 9, 10, 11, 12 and 13 are based upon information contained in the most recent Schedule 13G filings and other information made available to the Company.


                               EXECUTIVE OFFICERS

     The names, ages and principal occupations (if not set out previously) of the current executive officers of the Company and its subsidiaries are as follows:

               Name                 Age              Position
               ----                 ---              --------
           Norman J. Pattiz          56    Chairman of the Board
           Joel Hollander            43    President and Chief Executive Officer

           Farid Suleman             47    Executive Vice President, Chief
                                             Financial Officer, Secretary and
                                             Director

     Mr. Hollander - has been the Company's President and Chief Executive Officer since October 8, 1998. Mr. Hollander was Vice President and General Manager of Infinity's New York radio station WFAN from April 1992 to October 1998. Mr. Hollander is Chairman of the CJ Foundation for SIDS and a member of the Board of Directors of Tomorrows Children Fund and the CBS Foundation.

     Messrs. Hollander and Suleman serve under a Management Agreement which is discussed in the following paragraph. Mr. Pattiz has a written employment agreement with the Company which expires on November 30, 2003.

      Pursuant to the terms of the Management Agreement between the Company and Infinity which expired on March 31, 1999 (an agreement in principal was reached to extend the Agreement for an additional five years), Infinity manages the business and operations of the Company, subject to the direction and supervision of the Board of Directors, for a base management fee (in 1999 under the agreement in principal, the base management fee will be increased to $2,500,000), and warrants (under the agreement in principal, 1,000,000 shares of Common Stock exercisable after the Common Stock reaches certain market prices per share). Infinity also owns 5,000,000 shares of Common Stock and a ten-year warrant to purchase up to an additional 3,000,000 shares of Common Stock at an exercise price of $3.00 per share. Infinity currently beneficially owns approximately 25.9% of the Common Stock of the Company (see "PRINCIPAL SHAREHOLDERS" appearing elsewhere in this report).

                             EXECUTIVE COMPENSATION

      Disclosure regarding compensation is provided for each of the executive officers of the Company (collectively, the "Named Executive Officers") who served as executive officers at the end of or during the fiscal year ended December 31, 1998:

Norman J. Pattiz       The Company's Chairman of the Board at December 31, 1998.

Joel Hollander         The Company's  Chief  Executive  Officer and President at
                         December 31, 1998.

Mel Karmazin           The Company's Chief Executive Officer and President until
                         October 8, 1998.

Farid Suleman          The Company's Executive Vice President and Chief
                         Financial Officer at December 31, 1998.

Gregory P. Batusic     The Company's President - Westwood One Entertainment
                         until March 26, 1998.


Compensation Committee Report

      The Compensation Committee of the Company's Board of Directors consists of at least two independent, outside directors; currently Messrs. Smith, Dennis and Greenberg serve on the Committee.

      The Compensation Committee administers the Company's Stock Incentive Plan and may review employment arrangements with executive officers of the Company other than Messrs. Hollander and Suleman who serve as the Company's President and Chief Executive Officer and Chief Financial Officer, respectively, pursuant to the Management Agreement described above. (See "EXECUTIVE OFFICERS" appearing elsewhere in this report for a more detailed description of the Management Agreement.)

      Under the terms of the Management Agreement, pursuant to which Mr. Karmazin served as the Company's President and Chief Executive Officer until October 8, 1998, Mr. Hollander currently serves as the Company's President and Chief Executive Officer, and Mr. Suleman serves as the Company's Chief Financial Officer, the Company pays a management fee to Infinity. Accordingly, the Compensation Committee does not set the base salaries or annual cash bonus incentives of Messrs. Karmazin, Hollander or Suleman, but does have the authority to grant stock incentives to such officers. Moreover, during 1998 Messrs. Karmazin and Hollander, as the Company's Chief Executive Officers under the Management Agreement, were responsible for determining the amount of salary and bonus payable to the Company's executive officers, except to the extent that such matters were required to be determined in accordance with pre-existing employment arrangements.

      The compensation policies utilized by the Compensation Committee and the Chief Executive Officer are intended to enable the Company to attract, retain and motivate executive officers to meet Company goals using appropriate combinations of base salary and incentive compensation in the form of annual cash bonuses and stock incentives. Generally, compensation decisions are based on contractual commitments, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. The foregoing factors are listed in order of their relative importance in making compensation decisions.

      Stock incentives have been granted under the Amended 1989 Stock Incentive Plan and, subject to shareholder approval of such Plan at the Annual Meeting, may be granted under the 1999 Stock Incentive Plan, by the Compensation Committee, at its sole discretion, to officers and employees of the Company to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer, the Compensation Committee consults with the Chief Executive Officer and others in management, as applicable. In evaluating the performance of the Chief Executive Officer, the Compensation Committee may consult with the entire Board of Directors. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the Compensation Committee, at its sole discretion, to newly hired officers and employees as an inducement to accept employment with the Company.


1998 Compensation for Executive Officers

      Salary paid to Mr. Pattiz for 1998 was based on the terms of his 1994 employment agreement with the Company, as well as pursuant to a new five-year employment agreement which expires on November 30, 2003. In arriving at the terms of Mr. Pattiz's new employment agreement, the Committee considered Mr. Pattiz's contributions in assisting the Company to achieve its strategic objectives as well as the future contributions which can be made by Mr. Pattiz. The Committee also considered the Company's overall performance and comparative compensation information (See "Employment Agreements" appearing elsewhere in this report).



                         The Compensation Committee

                         Joseph B. Smith, Chairman of the Compensation Committee Gerald Greenberg
                         David L. Dennis

Summary Compensation Table

      The following table sets forth the compensation received by the Named Executive Officers for the years ending December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                      Compensation
                                               Annual Compensation                    ------------
                               --------------------------------------------------      Securities
Name and                      Fiscal                             Other Annual         Underlying          All Other
Principal Position             Year    Salary ($)   Bonus ($)    Compensation ($)      Options (#)     Compensation ($)
------------------             ----    ----------   ---------    ----------------      -----------     ----------------
                                                                      (1)
Norman J. Pattiz               1998     $729,167          --           --               500,000                 --
  Chairman of the Board        1997      750,000          --           --                    --                 --
                               1996      750,000    $302,500           --                    --                 --

Mel Karmazin                   1998           --          --           --                    --                 --
 Chief Executive Officer       1997           --          --           --               740,000                 --
 and President (2) (3)         1996           --          --           --                    --                 --

Joel Hollander                 1998           --          --           --               250,000                 --
 Chief Executive Officer
 and President (2) (3)

Farid Suleman                  1998           --          --           --                    --                 --
  Chief Financial              1997           --          --           --               200,000                 --
  Officer   (2)                1996           --          --           --                    --                 --

Gregory P. Batusic             1998      130,769          --           --                    --         $1,000 (5)
 President-Westwood            1997      400,000          --           --               100,000          2,250 (5)
One Entertainment (4)          1996      379,167     133,333           --                    --          2,250 (5)

------------------------------------------------
(1) This column includes the aggregate cost to the Company (if such amount exceeded the lesser of $50,000 or 10% of such officer's salary and bonus) of providing various prerequisites and other personal benefits.
(2) Messrs. Karmazin and Suleman assumed their positions effective February 3, 1994. Mr. Hollander assumed his position effective October 8, 1998, pursuant to the terms of the Management Agreement between the Company and Infinity. Messrs. Karmazin, Hollander and Suleman do not receive any cash compensation from the Company. All compensation under the Management Agreement is paid to Infinity. See "Certain Relationships and Transactions." Mr. Hollander was granted 250,000 options to purchase Common Stock in 1998, while Messrs. Karmazin and Suleman were granted 740,000 and 200,000 options, respectively, in 1997.
(3) On October 8, 1998 Mr. Karmazin resigned his positions of Chief Executive Officer and President and Mr. Hollander became an Executive Officer of the Company.
(4) Mr. Batusic became an executive officer of the Company on June 1, 1992.
    Mr. Batusic resigned his position with the Company effective March 26, 1998.
(5) All Other Compensation for Mr. Batusic consisted of Company contributions to the employee Savings and Profit-Sharing Plan.

          The following two tables provide information on stock option grants made to the Named Executive Officers in 1998, options exercised during 1998 and options outstanding on December 31, 1998.

                          OPTION GRANTS IN FISCAL 1998

                                                       Individual Grants
                            ---------------------------------------------------------------    Potential Realizable Value at
                             Number of          % of Total                                        Assumed Annual Rates of
                            Securities            Options                                      Stock Price Appreciation for
                            Underlying          Granted to       Exercise or                           Option Term
                              Options          Employees in       Base Price     Expiration       ---------------------
      Name                  Granted (#)       Fiscal Year (3)     ($/Share)         Date          5% ($)        10% ($)
      ----                  -----------       ---------------     ---------         ----          ------        -------
Norman J. Pattiz             500,000 (1)             67%            $28.13        04/29/08      $8,861,000    $22,363,000

Mel Karmazin                          --              --                --              --              --             --

Joel Hollander               250,000 (2)             33%             16.32        10/08/08       5,141,000     12,974,000

Farid Suleman                         --              --                --              --              --             --

Gregory P. Batusic (4)                --              --                --              --              --             --

-----------------------
(1) These options were granted under the Amended 1989 Stock Incentive Plan on April 29, 1998 and become exercisable 20% per year (100,000) on each anniversary date between 1999 and 2003.
(2) These options were granted under the Amended 1989 Stock Incentive Plan on October 8, 1998 and become exercisable 20% per year (50,000) on each anniversary date between 1999 and 2003.
(3) Percentage calculations exclude the impact of a mandatory grant of 50,000 options at $26.00 per share on June 16, 1998 to outside directors (10,000 each to Messrs. Dennis, Greenberg, Krasnow, Lerman and Smith) which, in accordance with the terms of the Amended 1989 Stock Incentive Plan, become exercisable 20% per year on each June 16 between 1999 and 2003.
(4) Mr. Batusic forfeited his unvested options on March 26, 1998, the date he resigned his position with the Company.


                   AGGREGATED OPTION EXERCISES IN FISCAL 1998
                        AND FISCAL YEAR END OPTION VALUES

                                                                Number of Securities
                                                                    Underlying                         Value of Unexercised,
                                                                Unexercised Options                    In-the-Money Options
                                                               at Fiscal Year End (#)              at Fiscal Year End ($) (1)
                        Shares Acquired         Value      -------------------------------       -------------------------------
     Name               on Exercise (#)     Realized ($)   Exercisable       Unexercisable       Exercisable       Unexercisable
     ----               ---------------     ------------   -----------       -------------       -----------       -------------
Norman J. Pattiz          215,000 (2)      $3,502,000 (3)    170,000            400,000           $1,995,000          $948,000

Mel Karmazin                       --                  --    428,000            662,000            5,884,000         1,749,000

Joel Hollander                     --                  --         --            250,000                   --         3,545,000

Farid Suleman                      --                  --    280,000            170,000            5,130,000         2,508,000

Gregory P. Batusic         75,000 (2)         905,000 (3)         --                 --                   --                --

------------------------------
(1) On December 31, 1998, the closing per share price for the Company's Common Stock on the New York Stock Exchange was $30 1/2.
(2) Represents the exercise of options granted under the Amended 1989 Stock Incentive Plan, and in the case of Mr. Pattiz, also includes options granted pursuant to his 1986 Employment Agreement.
(3) The reported amount excludes the per share exercise prices for all option shares exercised.

                                Performance Graph

     The performance graph below compares the performance of the Company's Common Stock to the Dow Jones Equity Market Index and the Dow Jones Media Industry Index for the Company's last five calendar years. The graph assumes that $100 was invested in the Company's Common Stock and each index on December 31, 1992.


    Measurement                             Dow Jones      Dow Jones
    Period                                   Equity          Media
(last business day       Westwood            Market         Industry
 of calendar year)       One, Inc.           Index           Index
------------------       ---------           -----           -----
     1993                  100                100             100
     1994                  116                101              96
     1995                  169                139             138
     1996                  198                172             142
     1997                  443                229             201
     1998                  364                294             268


     The following table sets forth the closing price of the Company's Common Stock at the end of each of the last five calendar years.


      Base Year

 1993          1994           1995           1996          1997           1998
 ----          ----           ----           ----          ----           ----
$8 3/8        $9 3/4        $14 1/8        $16 5/8        $37 1/8        $30 1/2
======        ======        =======        =======        =======        =======

Employment Agreements

     The Company has a written employment agreement with Mr. Pattiz, effective April 29, 1998, pursuant to which Mr. Pattiz is to serve as Chairman of the Board of the Company for a five-year term ending November 30, 2003 at an annual salary of $500,000. The agreement also granted Mr. Pattiz ten-year options to acquire 500,000 shares of Common Stock under the Amended 1989 Stock Incentive Plan (which vest at the rate of 100,000 shares per year over the five-year term of the employment agreement) and provides additional benefits which are standard for executives in the industry. The agreement generally will be terminable by Mr. Pattiz upon ninety days' written notice to the Company; it will be terminable by the Company only in the event of death, permanent and total disability, or for "cause." In the event of permanent and total disability, Mr. Pattiz will receive his base salary for the following twelve months and 75% of his base salary for the remainder of the term of the agreement. In the event of a "change of control," as defined in the agreement, any unvested options granted pursuant to this agreement will become immediately exercisable and Mr. Pattiz will continue to receive any base compensation he would have otherwise been entitled to receive for the remaining term of the agreement. In addition, Mr. Pattiz has full "piggy back registration rights" and limited demand registration rights with respect to any and all of the Common Stock owned by Mr. Pattiz.


Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee, Messrs. Smith and Greenberg, have served on the Committee since May 24, 1994, and Mr. Dennis has served on the Committee since June 17, 1997.

     Mr. Karmazin, the Company's Chief Executive Officer, was responsible for determining the salary and cash flow objectives that would result in bonuses being paid to executive officers until October 8, 1998 (other than Mr. Pattiz whose salary was based on the terms of his employment agreement). (See "Employment Agreements" and "Compensation Committee Report" appearing elsewhere in this report.) After October 8, 1998, Mr. Hollander, The Company's President and Chief Executive Officer, was responsible for determining the salary and cash flow objectives that would result in bonuses being paid to executive officers.

     Mr. Dennis has served as a Managing Director, Investment Banking of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") since April 1989. During 1998, the Company used DLJ as its broker to repurchase 3,237,800 shares of Common Stock in the open market for approximately $62,013,000.

Certain Relationships and Transactions

     Messrs. Karmazin, Hollander and Suleman are officers or employees of Infinity which beneficially owns 25.9% of the Common Stock of the Company (see "PRINCIPAL SHAREHOLDERS" appearing elsewhere in this report). Infinity manages the business and operations of the Company pursuant to the terms of a Management Agreement between the Company and Infinity (as discussed under "EXECUTIVE OFFICERS" appearing elsewhere in this report), under which the Company paid or accrued expenses aggregating approximately $2,226,000 during fiscal 1998.

     On March 31, 1997, the Company entered into a representation and management agreement (the "Representation Agreement") with CBS, Inc. ("CBS") to operate the CBS Radio Networks for an initial two-year period ending March 31, 1999 (an agreement in principal was reached to extend the agreement for an additional five years). The Company retains all revenue and is responsible for all expenses of the CBS Radio Networks from the effective date of the Representation Agreement. CBS also owns 83% of Infinity. In addition, a number of Infinity's radio stations are affiliated with the Company's radio networks and the Company purchases several programs from Infinity. During 1998, the Company incurred expenses aggregating approximately $67,612,000 for the Representation Agreement and Infinity affiliations and programs. The Company currently anticipates that it will continue to have such arrangements with Infinity and its radio stations in the future. The Management Agreement provides that all transactions between the Company and Infinity or its affiliates will be on a basis that is at least as favorable to the Company as if the transaction were entered into with an independent third party. In addition, all agreements between the Company and Infinity or any of its affiliates must be approved by the Board of Directors.

     Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC since 1986. From time to time, the Company engages Leventhal, Senter and Lerman, PLLC in certain matters.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from its directors and executive officers, the Company believes that during 1998 its executive officers, directors and more than ten percent beneficial owners complied with all filing requirements applicable to them.


                      APPROVAL OF 1999 STOCK INCENTIVE PLAN

     In March 1999, the Board of Directors of the Company approved the 1999 Stock Incentive Plan (the "1999 Plan"), subject to shareholder approval at the Annual Meeting. The 1999 Plan is designed to replace, and is substantially identical to, the Company's Amended 1989 Stock Incentive Plan, which was previously approved by the Company's shareholders and which has expired. The following Summary of Material Provisions of the 1999 Plan is a summary description only and is not intended to be a complete description of the 1999 Plan, and the summary is qualified in its entirety by the full text of the 1999 Plan which is attached hereto as Appendix A. The purpose of the 1999 Plan is to authorize the grant to key employees of the Company or any subsidiary of stock options, purchase rights, performance rights and stock appreciation rights.

     The Board of Directors continues to believe that a stock incentive program is an important factor in retaining and rewarding executives, directors and other selected persons who are important to the success of the Company. The Board of Directors believes, moreover, that the Company is in a better position to attract and retain qualified outside directors if the Company's stock incentive program provides for mandatory grants to such directors on an ongoing basis. Accordingly, the Board of Directors unanimously recommends a vote in favor of approving the 1999 Plan.


                 SUMMARY OF MATERIAL PROVISIONS OF THE 1999 PLAN

General Terms

     The material provisions of the entire 1999 Plan are described below and such description is qualified in its entirety by reference to the text of the 1999 Plan, a copy of which is attached as Appendix A.

     Under the 1999 Plan, 2,000,000 shares of authorized but unissued Common Stock have been reserved for issuance. This number is subject to adjustment in the event of a reorganization, recapitalization, stock split or similar transaction affecting the capital structure of the Company. The 1999 Plan limits the number of shares of Common Stock as to which the Compensation Committee may award stock options or SARs to any individual to 400,000, inclusive of all stock options and SARs that have been canceled, surrendered or repriced. The 1999 Plan will remain in existence for 10 years from its inception in March 1999, or until otherwise terminated by the Board of Directors.

     The 1999 Plan will be administered by the Board of Directors, provided that each member of the Board consists of Non-Employee Directors within the meaning of Rule 16 b-3 under the Exchange Act (so long as disinterested administration is required under Rule 16 b-3), or by a committee consisting of at least two directors who are Non-Employee Directors (the "Plan Administrator"), or otherwise in compliance with Rule 16 b-3. To the extent and at the time required by the final Treasury Department Regulations (the "Regulations") under Section 162(m) and the Internal Revenue Code of 1986 (the "Code"), such directors must also qualify as outside directors within the meaning of the Regulations. Currently, the Plan Administrator is the Compensation Committee.

     The 1999 Plan permits the grant of stock options, purchase rights, performance rights and SARs (collectively referred to as "Rights") to employees, officers, consultants or directors of the Company or a subsidiary of the Company, who are responsible for or contribute to the management, growth or profitability of the Company. As of the date hereof, the approximate number of persons who will be eligible to participate is 75.

     Under the 1999 Plan, if the employment or service of a Rights holder is terminated other than by death or disability (a "Special Terminating Event"), Rights that are then exercisable may be exercisable for a period of up to three months after the date of termination. If a Special Terminating Event occurs, Rights that are then exercisable may be exercised within one year after the date of such occurrence.

Stock Options

     Stock options granted under the 1999 Plan may be either statutory incentive stock options ("Incentive Stock Options") within the meaning of the Code, or options which do not qualify for special tax treatment ("Non-Qualified Stock Options"). Only employees of the Company may receive Incentive Stock Options.

     Stock options granted under the 1999 Plan (except certain Incentive Stock Options, discussed below) may be exercisable for a term of no longer than ten years from the date of grant at an exercise price per share of not less than 100% of the fair market value of the Common Stock at the date of the grant. Under the 1999 Plan, the Plan Administrator may also grant repriced "Reload Stock Options" to participants. A Reload Stock Option may be an Incentive Stock Option or Non-Qualified Stock Option depending on the type of stock option previously granted to the optionee and being adjusted by the Reload Stock Option. The optionee must elect to retain the previously granted stock option or to exchange it for the Reload Stock Option. The Reload Stock Option will be for the number of shares of Common Stock underlying the stock option surrendered by the participant. The exercise price will be not less than the fair market value of the Common Stock at the date of grant of the Reload Stock Option. Additionally, the Plan Administrator will have the right to determine a new vesting schedule for the Reload Stock Option. The exercise price of any options granted under the 1999 Plan may be paid in cash, Common Stock, or promissory notes under such terms as authorized by the Plan Administrator.

     In the case of the Incentive Stock Options granted to officers or employees who own more than ten percent of the voting power of all classes of stock of the Company, or any of its subsidiaries, immediately prior to the grant, the exercise price cannot be less than 110% of the fair market value of the Common Stock at the date of grant, and the option term cannot expire more than five years after the date of grant. The aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which Incentive Stock Options are first exercisable by any eligible person during any calendar year may not exceed $100,000. A maximum of 200,000 shares of the Common Stock reserved under the 1999 Plan may be allocated to Incentive Stock Options.

Mandatory Grants to Outside Directors

     Effective on the Initial Date of Grant (as defined below) and every year thereafter on the date of the Annual Meeting of Shareholders, the Board of Directors will grant a ten year Non-Qualified Stock Option to purchase 10,000 shares of Common Stock to each director who is not also an officer or employee of the Company. All stock options awarded under this provision will be granted at an exercise price per share equal to 100% of the fair market value of the Common Stock on the date of grant and will be exercisable at the rate of 20% per year on the anniversary of the date of grant. The Initial Date of Grant means

June 10, 1999 with respect to directors who serve on the Board at such date, and with respect to any other director means the date such director is appointed to the Board. All other provisions of the 1999 Plan regarding the terms of Non-Qualified Stock Options will be applicable to the mandatory grants to directors. The provisions regarding mandatory grants to directors may not be amended more than once every six (6) months, other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

Stock Appreciation Rights

     Under the 1999 Plan, the Plan Administrator may grant SARs alone or in tandem with stock options. SARs granted alone may have a term of no longer than ten years from the date of grant, and will grant to the holder the right to receive upon exercise of the SAR, either in cash or in whole shares of Common Stock as determined by the Plan Administrator, an amount equal to the difference between the fair market value of the Common Stock on the date of exercise of the SAR and the fair market value of the Common Stock on the date of grant of the SAR.

     SARs granted in tandem with a stock option (the "Related Stock Option") will grant to the holder the right to receive upon exercise of the SAR, either in cash or in whole shares of Common Stock as determined by the Plan Administrator, an amount equal to the difference between the fair market value of the shares of Common Stock subject to the Related Stock Option surrendered by the holder on the date of exercise of the SAR, and the exercise price of the Related Stock Option. SARs granted in tandem with stock options shall only be exercisable when the Related Stock Option is exercisable and shall have a term equal to the term of the Related Stock Option.

Purchase Rights

     Under the 1999 Plan, the right to purchase Common Stock ("Purchase Rights") may be granted to eligible persons. The shares subject to purchase will have a purchase price not less than the fair market value of the Common Stock on the date of grant. The purchase price will be paid in full at the time of exercise in cash or cash equivalent, or shares of Common Stock, subject to certain requirements. Subject to approval by the Plan Administrator, a participant may borrow money from the Company to purchase the shares. The loan will be evidenced by a promissory note. Liability on principal and interest under a promissory note may be forgiven by the Company, in whole or in part, in accordance with a formula based on the achievement of certain objective and verifiable performance goals (such as earnings per share or earnings before interest, taxes, depreciation and amortization ("EBITDA")) established by the Plan Administrator in accordance with the Regulations.

Performance Rights

     Under the 1999 Plan, the payment of cash or grant of Common Stock subject to the performance of a specified goal or goals ("Performance Rights") may be awarded to eligible persons. The Plan Administrator will specify objective and verifiable performance goals to be achieved by the Rights holder during an incentive period of not less than two years from the date of grant (the "Incentive Period"), such as earnings per share or EBITDA in accordance with the Regulations. No payment may be made with respect to any Performance Right prior to the expiration of the applicable Incentive Period. Payment with respect to a Performance Right may be made in cash, in shares of Common Stock, or by a combination thereof as determined by the Plan Administrator. In the event that payment is made pursuant to a Performance Right (in whole or in part) in the form of Common Stock, the shares will be valued at their fair market value at the end of the Incentive Period.

     The amount actually paid to any grantee pursuant to any single Performance Right, regardless of the terms of the Performance Right, may not exceed 125% of the grantee's highest annual rate of base compensation for the final year in the Incentive Period. In addition, not more than one Performance Right awarded to a grantee shall become payable in a single fiscal year.

Effect of Certain Transactions

     The 1999 Plan provides that if the Company merges or consolidates with another corporation, or if the Company is liquidated or sells substantially all of its assets while unexercised Rights remain outstanding under the 1999 Plan, the Plan Administrator will have the right to make one or more of the following adjustments: (i) any limitations or vesting periods set out in or imposed pursuant to the 1999 Plan may be waived or accelerated, so that Rights will be exercisable in part or in full from and after a date specified by the Plan
Administrator; (ii) after the effective date of the merger, consolidation, liquidation, sale or other disposition (the "Corporate Event"), each holder of an outstanding Right may be entitled, upon exercise, to receive, in lieu of Common Stock, the type and amount of securities (or assets) to which the holder would have been entitled if, immediately prior to the Corporate Event, the holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which the Right may be exercised; or (iii) all outstanding Rights may be canceled by the Plan Administrator as of the effective date of any Corporate Event.

Amendment and Termination

     The Board of Directors may amend, alter or discontinue the 1999 Plan without shareholder approval, except no amendment may be made without shareholder approval that would: (i) materially increase the total number of shares reserved for issuance; (ii) materially increase the benefits accruing to participants; (iii) materially modify the requirements for eligibility; or (iv) increase the number of shares allocable to Incentive Stock Options.

Tax Consequences - General

     The following discussion is a general summary of the anticipated Federal income tax consequences of the transactions discussed below under current Federal law. State, local and international tax issues are not addressed. Due to the complexity of the tax law and applicable regulations, and the lack of direct authority on many of the issues discussed below, other tax treatments of the transactions discussed below are possible. Changes in the law and regulations may also affect the consequences discussed below.

Tax Consequences-Incentive Stock Options Under the 1999 Plan (Statutory Options)

     Under current Federal law, the recipient of an Incentive Stock Option generally does not recognize taxable income either upon grant of the option or upon its exercise. However, upon disposition of Common Stock acquired through the exercise of an Incentive Stock Option, the participant is taxed on the excess of any amount realized over the exercise price. However, gain on the exercise of a stock option may be subject to alternative minimum tax in some situations.

     If the participant has been an employee of the Company from the date of grant of the Incentive Stock Option until the day three months prior to the exercise date, and satisfies two holding period requirements, the gain recognized upon disposition of the Common Stock is taxed as a capital gain. To satisfy the requisite holding period requirements, the participant may not dispose of the Common Stock within two years from the date of grant of the Incentive Stock Option or for one year from the date of exercise of the Incentive Stock Option. If a participant's disposition of Common Stock acquired through the exercise of an Incentive Stock Option is treated as a capital transaction, the Company is not entitled to a deduction at any time for the transfer to the participant of either Incentive Stock Options or Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

     If  the   participant   does  not  satisfy  both  of  the  holding   period
requirements, he or she will recognize ordinary income in the year of disposition of the Common Stock equal to the excess of: the lesser of (a) the fair market value of the Common Stock on the date the Incentive Stock Option is exercised, or (b) the amount realized on the disposition, over (c) the exercise price for the Incentive Stock Option. In addition, the Company generally will be entitled to a deduction equal to the ordinary income reported by the participant. Any remaining gain will be treated as a short-term or long-term capital gain, depending upon how long the Common Stock has been held (i.e., if the Common Stock appreciates between the date the Incentive Stock Option is exercised and the date of disposition). Under current law, long-term capital gain treatment applies to stock held for more than one year.

Tax Consequences - Non-Qualified Stock Options Under the 1999 Plan
  (Non-Statutory Options)

     A participant will not be deemed to have received income upon the grant of a Non-Qualified Stock Option pursuant to the 1999 Plan if the option itself does not have a "readily ascertainable fair market value". Generally, the value of an option is not readily ascertainable unless the option is actively traded on an established market. Options to purchase the Company's Common Stock are not currently traded on an established market and are not likely to be treated as having an ascertainable value under the current Treasury Regulations.

     Generally, under current Federal law, a participant will recognize ordinary income upon the exercise of an option equal to the excess (if any) of the fair market value of the Common Stock purchased at the time of exercise over the exercise price. The Company is entitled to a tax deduction in the same amount and at the same time as the participant recognizes such income, provided, in the case of an employee, the Company withholds Federal income tax.

     Upon the sale of such Common Stock, the participant will recognize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the Common Stock at the time of exercise. Such capital gain or loss will be short-term or long-term, depending upon the length of time the shares are held by the participant, without any "tacking" of the period for which the participant held the options. The gain or loss from the sale or exchange of Common Stock held for more than one year is treated as long-term capital gain or loss.

     In the event the Common Stock acquired upon exercise of the option is deemed to be "restricted" due to the fact that it is subject to a substantial risk of forfeiture and is non-transferable, the participant will not be taxed until one of these restrictions lapse. At such time, the participant will be subject to taxation on the difference between the fair market value of the Common Stock at the time one of the restrictions lapse and the amount paid for the Common Stock. If the sale of the Common Stock at a profit within six months after the purchase of the stock could subject the participant to suit under
Section 16(b) of the Exchange Act, the participant's rights in the Common Stock are treated as subject to a substantial risk of forfeiture and as not transferable until the earlier of: (a) the expiration of such 6-month period, or
(b) the first day on which the sale of such stock at a profit will not subject the participant to suit under Section 16(b) of the Exchange Act.

     A participant may make an election to be taxed upon the receipt of restricted stock. The participant would then recognize ordinary income equal to the excess (if any) of the fair market value of the Common Stock at the time of exercise over the exercise price. When the restrictions lapse, the participant would not be subject to any additional tax.

     The Company would generally be entitled to a compensation deduction at the same time as, and in an amount equal to, the income recognized by the participant (upon the lapse of a restriction or upon the participant's election to recognize ordinary income), so long as it appropriately reports the transaction to the Internal Revenue Service and the participants.

Tax Consequences - Other Rights

     Under current Federal law, no income is recognized by a holder of SARs, Purchase Rights or Performance Rights at the time such Rights are granted under the Plan. In general, at the time cash is transferred or shares are issued to a holder pursuant to exercise of Rights, the holder will recognize ordinary income equal to the excess of the sum of cash and the fair market value of the shares on the date of exercise over the exercise price. If the holder is an officer or director within the meaning of Section 16(b) of the Exchange Act (a "Section 16(b) Person"), taxable income with respect to any shares received is generally deferred until the earlier of (a) the expiration of the six-month holding period under Section 16(b), and (b) the first day on which the sale of the shares at a profit would not subject the recipient to suit under the Exchange Act. A holder who is a Section 16(b) Person may, however, make an election under Section 83(b) of the Code, in which case the tax consequences of the exercise of the Rights are the same as if the Section 16(b) restrictions did not apply.

     A holder will recognize gain or loss on the subsequent sale of shares acquired upon exercise of Rights in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the holder's income by reason of the exercise of the Rights. Provided the shares are held as a capital asset, any gain or loss will be a long-term or short-term capital gain or loss depending upon whether the shares have been held for more than one year.

     The Company will be entitled to a deduction for Federal income tax purposes in the year and in the same amount as the holder is considered to have realized ordinary income in connection with the exercise of other Rights, except as otherwise provided by Section 162(m) of the Code and the Regulations, so long as it appropriately reports the transaction to the Internal Revenue Service and the participants.

New Plan Benefits and Market Value of Common Stock

     No stock options or other Rights have been granted under the 1999 Plan. Subject to shareholder approval of the 1999 Plan at the Annual Meeting, an annual mandatory grant of options to purchase an aggregate of 50,000 shares of Common Stock will be made to the Company's outside directors in 1999 and each year thereafter. Any future outside directors will also receive a mandatory grant of options to purchase 10,000 shares of Common Stock effective the date such director is appointed to the Board, and every year thereafter. Other than the foregoing mandatory grants, the Plan Administrator, currently the Compensation Committee, will determine the number of stock options and other Rights to be granted under the Plan in the future.

     The last sales price for the Common Stock as reported on the NYSE on April 19, 1999 was $35.00 per share.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE 1999 PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON STOCK AND CLASS B STOCK, VOTING TOGETHER, PRESENT OR REPRESENTED AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSAL.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Action will be taken at the Annual Meeting to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has been the independent accountants of the Company since 1984. The Company knows of no direct or material indirect financial interest of PricewaterhouseCoopers LLP in the Company or of any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee. Members of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON STOCK AND CLASS B STOCK, VOTING TOGETHER, PRESENT OR REPRESENTED AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                  SOLICITATION

     The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company. The Company has requested banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in the names of the banks and brokers, and will reimburse these banks and brokers for the reasonable out-of-pocket expenses of their solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid on account of these additional activities.


                         SHAREHOLDER PROPOSALS FOR 2000

     Under the rules of the Securities and Exchange Commission, any shareholder proposal intended for inclusion in the proxy material for the Annual Meeting of Shareholders to be held in 2000 must be received by the Company by December 31, 1999 to be eligible for inclusion in such proxy material. Proposals should be addressed to Farid Suleman, Secretary, Westwood One, Inc., 9540 Washington Boulevard, Culver City, CA 90232. Proposals must comply with the proxy rules of the Securities and Exchange Commission relating to stockholder proposals in order to be included in the proxy materials. Additionally, management proxy holders for the Company's 2000 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal that is presented at such Annual Meeting but that is not included in the Company's Proxy materials, unless notice of such proposal is received by the Secretary of the Company on or before March 30, 2000.


                                              By Order of the Board of Directors



                                              /S/ FARID SULEMAN
                                              Farid Suleman
                                              Secretary



Culver City, California
April 29, 1999

                                                                      Appendix A


                               WESTWOOD ONE, INC.
                            1999 STOCK INCENTIVE PLAN

                         Dated effective March 11, 1999

                            1999 STOCK INCENTIVE PLAN

                                      INDEX
ARTICLE I - General Purpose                                              Section
     Purpose...............................................................1.1
     Effective Date of Plan................................................1.2

ARTICLE II - Definitions
     Board.................................................................2.1
     Code..................................................................2.2
     Committee.............................................................2.3
     Common Stock..........................................................2.4
     Company...............................................................2.5
     Date of Grant.........................................................2.6
     Director..............................................................2.7
     Disability............................................................2.8
     Eligible Person.......................................................2.9
     Exercise Price........................................................2.10
     Fair Market Value.....................................................2.11
     Grantee...............................................................2.12
     Incentive Period......................................................2.13
     Incentive Stock Option................................................2.14
     Non-Employee Director.................................................2.15
     Non-Qualified Stock Option............................................2.16
     Offeree...............................................................2.17
     Optionee..............................................................2.18
     Parent................................................................2.19
     Participant...........................................................2.20
     Plan..................................................................2.21
     Plan Administrator....................................................2.22
     Performance Right.....................................................2.23
     Purchase Right........................................................2.24
     Reload Stock Option...................................................2.25
     Related Stock Option..................................................2.26
     Retirement............................................................2.27
     Rights................................................................2.28
     Special Termination Event.............................................2.29
     Stock Appreciate Right or SAR.........................................2.30
     Stock Option..........................................................2.31
     Subsidiary............................................................2.32
     Ten Percent Stockholder...............................................2.33
     Window Period.........................................................2.34
     Voluntary Termination.................................................2.35

ARTICLE III - Administration
     Plan Administrator....................................................3.1

ARTICLE IV - Stock Subject to Plan
     Common Stock Subject to Plan..........................................4.1
     Unexercised Rights....................................................4.2
         Limitation on Number of Shares Underlying Stock Options and
           SARs Granted to
         Any One Participant...............................................4.3

ARTICLE V - Eligibility
     Eligibility...........................................................5.1

ARTICLE VI - Stock Options
     General...............................................................6.1
     Terms and Conditions of Stock Options.................................6.2
     Reload Stock Options..................................................6.3

ARTICLE VII - Stock Appreciation Rights
     General...............................................................7.1
     Stock Appreciation Rights Included in Stock Options...................7.2
     Stock Appreciation Rights Not Included in Stock Options...............7.3
     Termination and Exercise..............................................7.4

ARTICLE VIII - Purchase Rights
     General...............................................................8.1
     Terms and Conditions of Purchase Rights...............................8.2
     Termination of Employment.............................................8.3

ARTICLE XI - Performance Rights
     Performance Rights....................................................9.1

ARTICLE X - Mandatory Grants to Outside Directors
     Grants...............................................................10.1
     Amendment............................................................10.2

ARTICLE XI - Adjustments and Effect of Certain Transactions
     Adjustments..........................................................11.1
     Effect of Certain Transactions.......................................11.2

ARTICLE XII - Amendment and Termination
     General..............................................................12.1

ARTICLE XIII - General Provisions
     General Restrictions.................................................13.1
     Other Compensation Arrangements......................................13.2
     Tax Withholding......................................................13.3
     Loans................................................................13.4
     Termination of Employment............................................13.5
     Special Terminating Events...........................................13.6
     Nontransferability of Rights.........................................13.7
     Regulatory Matters...................................................13.8
     Six Month Holding Period.............................................13.9
     Delivery.............................................................13.10
     Gender...............................................................13.11
     Headings.............................................................13.12
     Governing Law........................................................13.13
     Written Agreement....................................................13.14
     Rights as Stockholders...............................................13.15
     Stockholder Approval.................................................13.16

ARTICLE XIV - Term of Plan
     Term of Plan.........................................................14.1

                               WESTWOOD ONE, INC.
                            1999 STOCK INCENTIVE PLAN
                            Effective March 11, 1999

                                    ARTICLE I
                             General Purpose of Plan

         Section 1.1 Purpose. The name of this plan is the Westwood One, Inc. 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Westwood One, Inc. (the "Company") as well as any Parent or any Subsidiary, to obtain and retain the services of the employees, consultants, officers and Directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.
         Section 1.2 Effective Date of Plan. The Plan was adopted by the Board of Directors and became effective on March 11, 1999; provided that, within twelve (12) months of that date, the Plan is approved by the affirmative votes of the holders of at least a majority of the shares of voting stock of the Company cast in person or by proxy at a duly held meeting of the stockholders of the Company. (If the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage will be obtained at a duly held meeting of stockholders.)

                                   ARTICLE II
                                   Definitions

         For purposes of the Plan, the following terms will be defined as set forth below:

         2.1 "Board" means the Board of Directors of the Company. 2.2 "Code" means the Internal Revenue Code of 1986, as amended.
         2.3 "Committee" means a committee of at least two (2) Non-Employee Directors appointed by the Board to administer the Plan.
         2.4 "Common Stock" means the Company's Common Stock par value $0.01 per share, or in the event that the outstanding shares of Common Stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.
         2.5 "Company" means Westwood One, Inc., a corporation organized under the laws of the State of Delaware. 2.6 "Date of Grant" means the date on which the Plan Administrator adopts a resolution expressly granting a Right to a Participant.
         2.7  "Director" means a member of the Board.
         2.8 "Disability" means the inability of an individual to perform the services normally rendered by such individual due to any physical or mental impairment that can be expected either to persist for a continuous period for twelve (12) months or more or to result in death, as determined by the Plan Administrator on the basis of appropriate medical evidence; provided, however that with respect to an Incentive Stock Option the term "Disability" will have the meaning set forth in Section 22(e)(3) of the Code.
         2.9 "Eligible Person" means an employee or officer or any consultant or Director of the Company, any Parent or any Subsidiary.
         2.10 "Exercise Price" means the price at which shares may be purchased.
         2.11 "Fair Market Value" means the fair market value of the Common Stock as determined by the Plan Administrator in its sole discretion; provided, however, that: i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and has been designated as a National Market System ("NMS") security, Fair Market Value on any date will be the last sale price reported for the Common Stock on such system on such date or on the last day preceding such date on which a sale was reported; ii) if the Common Stock is admitted to quotation on NASDAQ and has not been designated an NMS security, Fair Market Value on any date will be the average of the highest bid and lowest asked prices of the Common Stock on such system on such date, or; iii) if the Common Stock is admitted to trading on a national securities exchange, Fair Market Value on any date will be the last sale price reported for the Common Stock on such exchange on such date or on the last date preceding such date on which a sale was reported.

         2.12 "Grantee" means a Participant who is granted Performance Rights or Stock Appreciation Rights pursuant to the Plan.
         2.13 "Incentive Period" means the period determined by the Plan Administrator for goals to be achieved and after which: i) payment may be made pursuant to a Performance Right, or; ii) all (or a portion) of the principal amount of a promissory note made in connection with a Purchase Right may be forgiven under Section 8.3.
         2.14 "Incentive Stock Option" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.
         2.15 "Non-Employee Director" shall mean a person who is a "Non-Employee Director" within the meaning of Rule 16 b-3 of the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person who is an "outside director" or any successor definition adopted by the SEC and, to the extent and when required by such regulations, within the meaning of Section 162(m) of the Code and the final regulations of the U.S. Treasury Department promulgated thereunder.
         2.16 "Non-Qualified Stock Option" means a Stock Option intended to not qualify as an Incentive Stock Option.
         2.17 "Offeree" means a Participant who is granted a Purchase Right pursuant to the Plan. 2.18 "Optionee" means a Participant who is granted a Stock Option pursuant to the Plan. 2.19 "Parent" means any present or future corporation which would be a "parent corporation" as that term is defined in Section 424 of the Code.
         2.20 "Participant" means any Eligible Person selected by the Plan Administrator, pursuant to the Plan Administrator's authority in Article III, to receive grants of Rights.
         2.21  "Plan" means the Westwood One, Inc. 1999 Stock Incentive Plan.
         2.22 "Plan Administrator" means either: i) the Board of Directors of the Company, provided that each member of the Board consists of Non-Employee
Directors; or, ii) a Committee consisting of at least two (2) Non-Employee Directors, as set froth in Article III.
         2.23 "Performance Right" means a right awarded pursuant to Article IX, hereof. 2.24 "Purchase Right" means a right to purchase Common Stock pursuant to Article VIII. 2.25 "Reload Stock Option" means a Stock Option granted pursuant to Section 6.3. 2.26 "Related Stock Option" means a Stock Option related to a Stock Appreciation Right, as set forth in Section 7.
         2.27 "Retirement" means the first day of the calendar month following the individual's 65th birthday unless the normal retirement date is defined as a different date in: i) a retirement plan for salaried employees which the Company may hereafter put into effect, or; ii) the individual's employment agreement.
         2.28 "Rights" means Stock Options, Purchase Rights, Performance Rights and Stock Appreciation Rights (SARs).
         2.29 "Special Terminating Event" with respect to a Participant will mean the death or disability of that Participant.
         2.30 "Stock Appreciation Right" or "SAR" means a stock appreciation right granted alone or in tandem with a Stock Option pursuant to Article VII.
         2.31 "Stock Option" means any option to purchase shares of Common Stock granted pursuant to Article VI or Article X.
         2.32 "Subsidiary" means any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 424 of the Code.
         2.33 "Ten Percent Stockholder" means an Eligible Person who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.
         2.34 "Window Period" means the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date.
         2.35 "Voluntary Termination" means termination of service by an employee on his or her own volition.

                                   ARTICLE III
                                 Administration

         Section 3.1  Plan Administrator.

         (a) The Plan will be administered by either: i) the Board, provided that each member of the Board consists of Non-Employee Directors; ii) a Committee consisting of at least two (2) Non-Employee Directors (the group that administers the Plan is referred to as the "Plan Administrator") or iii) otherwise in compliance with Rule 16b-3 of the Exchange Act.
         (b) The Plan Administrator will have the power and authority to grant Rights to Eligible Persons. Pursuant to the terms of the Plan the following Rights may be granted: i) Stock Options (including Reload Stock Options); ii) Stock Appreciation Rights; iii) Purchase Rights; iv) Performance Rights, or; v) any combination of the foregoing.
         (c) All decisions made by the Plan Administrator pursuant to the provisions of the Plan will be final and binding on the Company and the Participants.
         (d) The Board may, in its sole and absolute discretion, from time to time delegate any or all of its duties and authority with respect to the Plan to a Committee of not less than two (2) Non-Employee Directors to be appointed by and to serve at the pleasure of the Board. Once appointed, the Committee will continue to serve until otherwise directed by the Board.
         (e) From time to time, the Board may increase or decrease (to not less than two (2) members) the size of the Committee. In addition, the Board may add additional members, remove members (with or without cause), appoint new members in substitution and fill vacancies on the Committee, subject to the requirement that all members of the Committee must be Non-Employee Directors. Committee action will be taken pursuant to a vote of the majority of its members, whether present or not, or by the written consent of the majority of its members. However, if the Committee consists of two (2) members, the Committee must act pursuant to the unanimous vote or consent of its members. Minutes will be kept of all of its meetings and copies of the minutes will be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow rules and regulations for the conduct of its business.

                                   ARTICLE IV
                              Stock Subject to Plan

         Section 4.1 Common Stock Subject to the Plan. The total number of shares of Common Stock reserved and available for issuance under the Plan is 2,000,000 shares, subject to adjustment as provided in Article XI. This number includes the shares of Common Stock previously authorized under the Plan as originally approved by the Board. The Company will at all times reserve and keep available the number of shares of Common Stock sufficient to satisfy the requirements of the Plan. The reserved shares may consist, in whole or in part, of authorized but unissued shares or treasury shares. A maximum of 200,000 of the shares of Common Stock may be allocated to Incentive Stock Options.
         Section 4.2 Unexercised Rights. To the extent that any Rights expire or are surrendered, canceled or otherwise terminated without being exercised, the shares of Common Stock related to such Rights will again be available for issuance in connection with future Rights under the Plan.
         Section 4.3 Limitation on Number of Shares Underlying Stock Options and SARs Granted to Any One Participant. To the extent required by applicable regulations of the U.S. Treasury Department promulgated under Section 162(m) of the Code, the maximum number of shares of Common Stock subject to Stock Options and SARs that may be granted to any one Participant pursuant to this Plan is 400,000, inclusive of all Stock Options and SARs that have been canceled, surrendered, or repriced.

                                    ARTICLE V
                                   Eligibility

         Section 5.1 Officers, employees, consultants and Directors of the Company who are responsible for or contribute to the management, growth or profitability of the business of the Company, the Parent or any Subsidiary will be eligible to be granted Rights, subject to limitations set forth in this Plan. The Participants under the Plan will be selected from time to time by the Plan Administrator, in its sole discretion, from among the Eligible Persons.

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
                                   ARTICLE VI
                                  Stock Options

         Section 6.1 General. Stock Options may be granted alone or in addition to other Rights granted under the Plan. Any Stock Option granted under the Plan will be in such form as the Plan Administrator may from time to time approve. The terms and conditions of Stock Option grants need not be the same with respect to each Optionee. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Options.
         Section 6.2 Terms and Conditions of Stock Options. Each Stock Option granted pursuant to the Plan will be evidenced by a written Stock Option agreement between the Company and the Optionee. A Stock Option agreement will contain such terms and conditions as the Plan Administrator in its sole discretion approves, provided that the agreement complies with the Plan. Any Stock Option agreement will be subject to the terms and conditions of the Plan, including the following:

         (a) Number of Shares. Each Stock Option agreement will state the number of shares of Common Stock subject to the Stock Option. The number of such shares are subject to the limitations of Section 4.3 hereof.
         (b) Type of Option. Each Stock Option agreement will identify the portion of the Stock Option which constitutes an Incentive Stock Option, if any.
         (c) Exercise Price. Each Stock Option agreement will state the price at which the shares subject to the Stock Option may be purchased (the "Exercise Price"). The Exercise Price will be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the Date of Grant. However, in the case of an Incentive Stock Option granted to a Participant who is a Ten Percent Stockholder immediately before such grant the Exercise Price will not be less than one hundred ten percent (110%) of such Fair Market Value.
         (d) Value of Shares. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000) (or such other amount as may be specified under 422(d)(1) of the Code), such Options will be treated as Non-Qualified Stock Options.
         (e) Medium and Time of Payment. At the time of exercise, the Exercise Price will be paid in full, in cash or cash equivalent or, with the approval of the Plan Administrator, in shares of Common Stock which have been held by the Optionee for a period of at least six (6) calendar months preceding the date of surrender and which have a Fair Market Value equal to the Exercise Price, or in a combination of cash and such shares. At the discretion of the Plan Administrator, payment may be made in whole or in part with monies borrowed from the Company in accordance with Section 13.4.
         (f) Term and Exercise of Stock Options. After completion of any required period of employment or association specified in a particular Stock Option agreement, Common Stock Options will be exercisable over the exercise period specified in the related Stock Option agreement (including provisions regarding exercise in installments). Each Common Stock Option will be exercisable and will expire at such time as the Plan Administrator may determine, but not later than ten (10) years from the Date of Grant of the Stock Option. However, in the case of an Incentive Stock Option granted to a Ten
Percent Stockholder, the exercise period will be determined by the Plan Administrator, but will not exceed five (5) years from the Date of Grant. In addition, Stock Options will be subject to earlier termination as provided in Sections 13.5 and 13.6. A Stock Option which is currently exercisable may be exercised in full or in part, by giving written notice of the exercise to the Company.

         Section  6.3  Reload Stock Options.

         (a) From time to time, the Plan Administrator may grant Reload Stock Options to Participants. A Reload Stock Option may be an Incentive Stock Option or Non-Qualified Stock Option depending on the type of Stock Option previously granted to the participant and being adjusted by the Reload Stock Option. The Optionee will have the right to retain the previously granted Stock Option or to exchange it for the Reload Stock Option. The Optionee must make this election within forty-five (45) days from the Date of Grant of the Reload Stock Option. The Reload Stock Option will be for the same number of shares of Common Stock underlying the Stock Option surrendered for exchange by the Participant.

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

         (b) The Reload Stock Option will be subject to all terms and conditions contained in the Plan and the Stock Option agreement relating to the Stock
Option exchanged for the Reload Stock Option, provided however, that: i) the exercise price of the Reload Stock Option will be determined with regard to the Fair Market Value of the Common Stock at the date of grant of the Reload Stock Option; (ii) the six (6) month holding period set forth in Section 13.9 will commence upon the Date of Grant of the Reload Stock Option, and; (iii) the required period of employment prior to exercisability and the vesting schedule imposed with respect to the exchanged Stock Option will both be measured from the Date of the Grant of the Reload Stock Option. The Plan Administrator will have the right to determine a new vesting schedule for the Reload Stock Option.

                                   ARTICLE VII
                            Stock Appreciation Rights

         Section 7.1  General.

         (a) The Plan Administrator will have the right to grant a Stock Appreciation Right or "SAR" alone or in addition to other Rights granted under the Plan. Any Stock Appreciation Right granted under the Plan will be in such form and will contain such terms and conditions which are consistent with the Plan. The terms and conditions of the grant of Stock Appreciation Rights need not be the same with respect to each Grantee.
         (b) Each Stock Appreciation Right or SAR granted pursuant to the Plan will be evidenced by a written SAR agreement between the Company and the Grantee, which agreement will comply with and be subject to the following terms and conditions of this Article VII. Each agreement will state the number of SARs granted pursuant to the agreement. The number of shares to which the SARs relate is subject to the limitations of Section 4.3 hereof.

         Section 7.2  Stock Appreciation Rights Included in Stock Options.

         (a) Stock Appreciation Rights may be included in any Stock Option, thereby enabling the Grantee to exercise either the Stock Option or the SAR, or any combination thereof, with respect to all or a portion of the shares of Common Stock which the Stock Option and the SAR relate. If SARs are included in Stock Options, upon the exercise of the SAR (or a portion of it), a Grantee will surrender the Common Stock Option (or a portion of it) which is then exercisable and receive in exchange an amount equal to the excess of the Fair Market Value of the Common Stock covered by the Stock Option surrendered, or a portion of it, determined on the date prior to surrender, over the aggregate Exercise Price of the Stock Option surrendered or portion of it.
         (b) Stock Appreciation Rights included in Stock Options: i) will have a term no later than the term of the underlying Stock Option; ii) may be for no more than one hundred percent (100%) of the difference between the Fair Market Value of a share of the Common Stock at the time the Stock Appreciation Right is exercised and the Exercise Price of the underlying Stock Option; iii) are transferable only when the underlying Stock Options are transferable, and under the same conditions; and, iv) may be exercised only when the underlying Stock Option is eligible to be exercised.

         Section 7.3  Stock Appreciation Rights Not Included in Stock Options.

         (a) As previously set forth, Stock Appreciation Rights may be granted alone. The grant to a Participant of a Stock Appreciation Right that is not included in a Stock Option will entitle the Grantee to an amount equal to the excess of the Fair Market Value of a share of Common Stock as of the date of exercise of the Stock Appreciation Right over the Fair Market Value of a share of Common Stock as of the Date of Grant of the Stock Appreciation Right.
         (b)  The  Plan  Administrator  will  determine  the  term  of  a  Stock
Appreciation Right which is not included in a Stock Option. However, the term may not exceed ten (10) years from the Date of Grant of the Stock Appreciation Right. In its discretion, the Plan Administrator may provide that portions of the SAR may become exercisable at intervals throughout the term.

         Section 7.4  Termination and Exercise.

         (a) Upon the exercise of a SAR included in a Stock Option, the Stock Option related to such SAR ("Related Stock Option") will cease to be exercisable to the extent of the shares of Common Stock with respect to which such SAR is

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

exercised. However, the Stock Option will be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Rights pursuant to the Plan. Upon the exercise or termination of a Related Stock Option, the SAR granted in tandem with such Related Stock Option will terminate to the extent of such exercise or termination. Any grant of Stock Appreciation Rights will be subject to earlier termination as provided in Sections 13.5 and 13.6 of this Plan. SARs which are currently exercisable may be exercised in whole or in part, by giving written notice of such exercise to the Company.
         (b) Upon exercise of Stock Appreciation Rights, the Plan Administrator may pay the Participant in shares of Common Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Common Stock, as the Plan Administrator determines in the exercise of its sole discretion.
         (c) Notwithstanding the provisions of this Section 7, no SAR may vest in a period shorter than six (6) months following its Date of Grant.
         (d) Notwithstanding the provisions of this Section 7 or the related SAR agreement to the contrary, any Grantee who at the date of the exercise of an SAR (or any portion thereof) is an officer or Director of the Company within the meaning of Section 16(b) of the Exchange Act (a "Section 16(b) Person"), may only make an election to receive cash in complete or partial settlement of an SAR and the related exercise of the SAR for cash during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth (12th) business day following such date (the "Window Period"). The foregoing does not authorize the Participant to make an election regarding the form of payment. Such election will be at the sole discretion of the Plan Administrator, as set forth in Section 7.4(b) above.

                                  ARTICLE VIII
                                 Purchase Rights

         Section 8.1 General. Purchase Rights may be granted alone or in addition to other Rights under the Plan. Purchase Rights will be exercisable for a term determined by the Plan Administrator. However, the term may not exceed ten (10) years from the Date of Grant. Each sale of Common Stock under this
Article VIII will be evidenced by a Stock Purchase agreement between the Participant and the Company in the form from time to time adopted by the Plan Administrator. The Stock Purchase agreement will contain such terms and conditions which the Plan Administrator deems appropriate and which are consistent with the Plan. The provisions of the various Common Stock Purchase agreements entered into under the Plan need not be identical.
         Section 8.2 Terms and Conditions of Purchase Rights. A Stock Purchase agreement between the Company and the Participant will contain the following terms and conditions:

         (a) Number of Shares. Each Stock Purchase agreement will state the number of shares of Common Stock which may be purchased pursuant to that agreement.
         (b) Purchase Price. Each Common Stock Purchase agreement will state the price at which the Common Stock subject to such purchase agreement may be purchased (the "Purchase Price"). However, the Purchase Price will not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant.
         (c) Medium and Time of Payment. The Purchase Price must be paid in full, at the time of exercise, in cash or cash equivalent. With the approval of the Plan Administrator, payment may be made with shares of Common Stock which have been held by the Participant for a period of at least six (6) calendar months preceding the date of surrender and which have a Fair Market Value equal to the Purchase Price or in a combination of cash or cash equivalent and such shares. At the discretion of the Plan Administrator, payment may be made in whole or in part with monies borrowed from the Company in accordance with
Section 13.4 of the Plan.
         (d) Incentive Period. A Participant's liability on the principal and interest under a promissory note issued pursuant to 8.2(c) above, may be forgiven by the Company, in whole or in part, in accordance with a formula based on achievement during the Incentive Period of performance goals. Performance goals established for each Participant may vary. For example, the goals may relate to cumulative earnings per share of Common Stock; weighted average return on assets; return on invested capital; earnings before interest, taxes, depreciation and amortization or such other objective and verifiable performance goals as may be established by the Plan Administrator on the Date of the Grant. The Incentive Period will be determined by the Plan Administrator, but will not be less than two (2) fiscal years from the Date of Grant. Notwithstanding any provision in this Article VIII to the contrary, the performance goals and the Incentive Period will be determined by the Plan Administrator in compliance with
Section  162(m) of the Code and the final  regulations  promulgated  by the U.S.

Treasury Department thereunder to the extent required thereby. The Stock Purchase agreement may also contain restrictions on distribution as set forth in
Section 13.1 and will prohibit the sale or other disposition of Common Stock received upon the exercise of any Purchase Right during the applicable Incentive Period.

         Section 8.3 Termination of Employment. If a Participant's employment with the Company is terminated (except for a Special Terminating Event), liability on a promissory note payable to the Company pursuant to Section 8.2(c) will be automatically accelerated. In addition, in the event of a Voluntary Termination which occurs during the Incentive Period, the Company will have the option to repurchase the shares of Common Stock at the lower of either: i) the cash price paid by Participant, or; ii) the Fair Market Value of the Common Stock at the time of such Voluntary Termination.

                                   ARTICLE IX
                               Performance Rights

         9.1  Performance Rights.

         (a) The Plan Administrator may award Performance Rights alone or in addition to other Rights granted under the Plan. Each Performance Rights agreement will specify a goal or goals for the performance of the Company or of a particular business or management unit. Notwithstanding any provision in this
Article IX to the contrary, performance goals will be determined by the Plan Administrator in compliance with Section 162(m) of the Code and the final regulations promulgated by the U.S. Treasury Department thereunder, to the extent required thereby. Such goal or goals may differ with respect to each Grantee. The Incentive Period will be determined by the Plan Administrator, but will be not less than two (2) fiscal years from the Date of Grant. However, no more than one (1) Performance Right awarded to a Grantee may become payable in a single fiscal year. No payment may be made with respect to any Performance Right prior to the expiration of the applicable Incentive Period. The Plan Administrator will have sole discretion to determine whether the payment to a Grantee with respect to a Performance Right will be made in cash, in shares of Common Stock, or by a combination of cash and shares of Common Stock. In the event that no action is taken by the Plan Administrator to determine the method of payment, the amount due will be paid in shares of Common Stock.
         (b) Performance Rights issued at different times may contain different types of performance goals. For example, the goals may relate to cumulative earnings per share of Common Stock; weighted average return on assets; return on invested capital; earnings before interest, taxes, depreciation and amortization or such other objective and verifiable performance goals as may be established by the Plan Administrator on the Date of Grant. A Performance Right agreement will provide for the payment to the Grantee of a specific, predetermined amount if a particular goal or goals are achieved or based on the degree of improvement in the performance of the Company or the applicable business or management unit. No payment will be made to a Grantee unless the minimum level of performance specified in a Performance Right agreement is achieved.
         (c) The amount actually paid to any Grantee pursuant to any single Performance Right, regardless of the terms of the Performance Right agreement, may not exceed one hundred twenty-five percent (125%) of the Grantee's highest annual base compensation for the final fiscal year in the Incentive Period.
         (d) In the event that a payment is made to a Grantee pursuant to a Performance Right (in whole or in part) in the form of shares, the shares of Common Stock will be valued at their Fair Market Value on the last day of the Incentive Period.
         (e) Notwithstanding the provisions of this Section 9 or any Performance Right agreement, any Grantee who is a Section 16(b) Person at the date that payment is made with respect to a Performance Right deemed to be a "derivative security related to an equity security" within the meaning of Rule 16b-3(e) of the Exchange Act, may only make an election to receive cash in complete or partial payment of such Performance Right and the related exercise of such Performance Right during the Window Period. The foregoing does not authorize the Participant to make an election regarding the form of payment. Such election will be at the sole discretion of the Plan Administrator as set forth in Section 9.1(a) above.

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

                                    ARTICLE X
                      Mandatory Grants to Outside Directors

         Section 10.1 Grants. Notwithstanding any other provision of this Plan, mandatory grants of Stock Options to Directors who are not also employees or officers of the Company will be made in accordance with and be subject to the following limitations of this Article X:

                  (i)  Effective  on the  Initial  Date of Grant (as  defined in
         Section 10.2 hereof), and every year thereafter on the date of the Company's Annual Meeting of Shareholders, the Board of Directors will grant to each Director of the Company who is not also an employee or officer of the Company, a ten-year Non-Qualified Stock Option under this Plan to purchase ten thousand (10,000) shares of Common Stock.
                  (ii) All Stock Options granted to Directors under this Article X will be exercisable at an Exercise Price equal to 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. For purposes of this Article X, the Date of Grant of each such Stock Option will be the date upon which such Stock Option is required to be granted pursuant to Subsection 10.1(i) hereof.
                  (iii)  All Stock  Options  granted  to  Directors  under  this
         Article X will become exercisable at the rate of 20% per year on the anniversary of the Date of Grant.
                  (iv) Unless otherwise provided in the Plan, all provisions regarding the terms of Non-Qualified Stock Options will be applicable to the Stock Options granted to Directors under this Article X. Specifically Section 13.7 (Nontransferability of Rights) and Section
         13.9 (Six Month Holding Period) are hereby incorporated by reference.

         Section 10.2 Initial Date of Grant. For purposes of this Article X, the Initial Date of Grant shall be determined as follows:

                  (i) With respect to Directors that were members of the Board on June 10, 1999, the Initial Date of Grant shall mean June 10, 1999.
                  (ii) With respect to Directors elected or appointed to the Board after June 10, 1999, the Initial Date of Grant shall mean the date such Director is elected or appointed to the Board.

         Section 10.3 Amendment. Notwithstanding any other provision of this Plan, the provisions regarding mandatory grants to Directors may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

                                   ARTICLE XI
                 Adjustments and Effect of Certain Transactions

         Section 11.1  Adjustments.

         (a) The existence of outstanding Rights will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights of the Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
         (b) The Company may effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation for it in cash, services or property. In such event, the following will apply: i) the number, class and per share price of shares of Common Stock subject to outstanding Rights under this Plan will be appropriately adjusted in a manner as to entitle a Participant to receive upon exercise of a Right, for the same aggregate cash consideration, the same total number and class or classes of shares the Participant would have received had the Participant exercised his or her Right in full immediately prior to the event requiring the adjustment, and; ii) the number and class of shares then reserved for issuance under the Plan will be adjusted by substituting for the total

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

number and class of shares of stock then reserved the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

         Section 11.2  Effect of Certain Transactions.

         (a) In the event that the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Rights remain outstanding under the Plan, the Plan Administrator will have the right to make one or more of the following adjustments: i) after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Right may be entitled, upon exercise of a Right, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which the Right may be exercised; ii) any limitations or vesting periods set out in or imposed pursuant to this Plan may be waived or accelerated, so that all Rights will be exercisable in full from and after a date specified by the Plan Administrator, or iii) all outstanding Rights may be canceled by the Plan Administrator as of the effective date of any merger, consolidation, liquidation, sale or other disposition.
         (b) Except as expressly provided in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for shares, or upon conversion of shares or obligations of the Company convertible into shares or other securities, will not affect the number or price of shares of Common Stock then subject to outstanding Rights.

                                   ARTICLE XII
                            Amendment and Termination

         Section 12.1  General.

         (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation will be made: i) which would impair the rights of the Participant under any Right previously granted without such Participant's consent, or; ii) without the approval of the stockholders of the Company as set forth in Section 1.2 hereof, which would: (1) materially increase the total number of shares of Common Stock reserved for the purposes of the Plan, except as provided in Article X, (2) materially increase the benefits accruing to Participants or Eligible Persons under the Plan, or; (3) materially modify the requirements for eligibility under the Plan. Notwithstanding the foregoing, no amendment which would increase the number of shares of Common Stock allocable to Incentive Stock Options may be made without the approval of the stockholders of the Company.
         (b) Subject to the terms and conditions of the Plan, the Plan Administrator may amend the terms of any Rights theretofore granted, prospectively or retroactively, provided that such amendment does not impair the rights of any holder without his or her consent.

                                  ARTICLE XIII
                               General Provisions

         Section 13.1  General Restrictions.

         (a) The Plan Administrator may require each Participant purchasing shares of Common Stock pursuant to the Plan to represent to, and agree with, the Company in writing that such person is acquiring such shares without a view to distribution thereof. The certificates for such shares may include any legend which the Plan Administrator deems appropriate to reflect any restrictions on transfer.
         (b) All certificates for shares of Common Stock delivered under the Plan will be subject to: i) such stop transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules; ii) regulations and other requirements of the SEC, any stock exchange regulations upon which the

Common Stock is then listed, and; iii) any applicable federal or state securities laws. The Plan Administrator may place a legend on any such certificates to make appropriate reference to such restrictions.

         Section 13.2 Other Compensation Arrangements. Nothing contained in this Plan will prevent the Board from adopting other or additional compensation arrangements, subject to Stockholder approval, if such approval is required.
         Section 13.3  Tax Withholding.

         (a) The Plan Administrator will require the Participant to pay any sums required by federal, state, or local tax law with respect to the grant or exercise of a Right hereunder. If the Participant is required to pay the sum to the Company, payment in cash or by check of such sums must be delivered within ten (10) days after the date of exercise.
         (b) As an alternative to requiring payment as set forth in Paragraph 12.3(a) above, the Company or any Subsidiary will be entitled to deduct from the salary or other compensation payable to a Participant such sums required by federal, state and local tax law with respect to the grant or exercise of a Right.
         (c) The Company will have no obligation upon exercise of any Right, until payment has been received by the Company for all sums due with respect to such exercise, including taxes. Each Participant is responsible for seeking independent counsel regarding the existence of the tax or the amount which the Company is required to withhold.

         Section 13.4  Loans.

         (a) The Company may make loans to Grantees, as the Plan Administrator in its discretion may determine in connection with the exercise of Stock Options and Purchase Rights granted under the Plan. Such loans will: i) be evidenced by promissory notes entered into by the holders in favor of the Company; ii) be subject to the terms and conditions set forth in this Section 13.4 and such other terms and conditions, consistent with the Plan, as the Plan Administrator will determine; and, iii) bear interest, if any, at such rate as the Plan Administrator determines. In no event may the principal amount of any such loan exceed the Exercise Price or the Purchase Price less the par value of the shares of Common Stock covered by the Stock Option or Purchase Right, or portion thereof, exercised by the Grantees.
         (b) Subject to the terms and conditions of the Plan, the Plan Administrator will determine: i) the term of the loan; ii) the schedule of payments of principal and interest under the loan; iii) the extent to which the loan is to be with recourse against the holder with respect to principal and applicable interest, and; iv) the conditions upon which the loan becomes payable in the event of the holder's termination of employment. However, the term of the loan, including extensions, will not exceed ten (10) years. Unless the Plan Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value equal or greater to the principal amount of the loan will be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Such pledge will be evidenced by a pledge agreement, the terms of which will be determined by the Plan Administrator, in its discretion. Each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         Section  13.5  Termination  of  Employment.  Except as provided in this
Section 13.5, no Right may be exercised unless the Rights holder is currently a Director or Employee of the Company or any Parent or Subsidiary, or rendering services as a consultant to the Company or any Parent or Subsidiary, and unless he or she has remained continuously so employed since the Date of Grant. If the employment or services of a Rights holder are terminated (other than by reason of a Special Terminating Event), all Rights previously granted to the Rights holder which are exercisable at the time of such termination may be exercised for the period ending three (3) months after such termination, or such shorter period as may be provided in the Rights agreement. However, no Right may be exercised following the date of its expiration. Nothing in this Plan or in any Rights agreement pursuant to the Plan will confer upon an employee any right to continue in the employ of the Company or any Parent or Subsidiary.
         Section 13.6 Special Terminating Events. If a Special Terminating Event occurs, all Rights granted to such Rights holder which are exercisable at the time that such event occurs may, unless earlier terminated in accordance with their terms, be exercised by the Rights holder or by his or her estate or by a person who acquired the right to exercise such Right by bequest or inheritance or otherwise by reason of the death or Disability of the Rights holder, at any time within one (1) year after the date of the Special Terminating Event.

         Section 13.7 Nontransferability of Rights. Rights granted under the Plan will not be transferable by a Participant: i) except by will or by the laws of descent and distribution, or; ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or rules thereunder. During the lifetime of a Participant, a Right may be exercised only by the Rights holder or by his or her guardian or legal representative.
         Section 13.8 Regulatory Matters. Each Rights agreement will provide that no shares will be purchased or sold thereunder, unless and until any then applicable requirements of the state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.
         Section 13.9 Six (6) Month Holding Period. A Participant is prohibited from selling or otherwise disposing of shares of Common Stock received upon the exercise of any Stock Option, Stock Appreciation Right or Purchase Right, or upon payment pursuant to a Performance Right, within six (6) months from the date any such Right is granted.
         Section 13.10 Delivery. Upon exercise of a Right granted under this Plan, the Company will issue Common Stock or pay any amount due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, sixty (60) days will be considered a reasonable period of time.
         Section 13.11 Gender. When used in this Plan, words of one gender will include the other. Words used in the singular or plural will include the other.
         Section 13.12 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and will not be used in construing the terms of the Plan.
         Section 13.13 Governing Law. The provisions of this Plan will be construed, administered, and governed under the laws of the State of California and, to the extent applicable, the laws of the United States.
         Section 13.14 Written Agreement. Each Stock Option, Stock Appreciation Right, Purchase Right and Performance Right agreement will be subject to the terms and conditions of this Plan. Each agreement must be signed by the Participant and by either: i) a member of the Board (if the Board is then serving as the Plan Administrator), or; ii) a member of the Committee (if the Committee is then serving as the Plan Administrator), on behalf of the Company. In the alternative, each agreement may be signed by either: i) the Chief Financial Officer, or; ii) the Vice President of Finance, or; iii) the Vice
President of Legal and Business Affairs on behalf of the Company, upon authorization of Plan Administrator. Each agreement may contain other provisions that the Plan Administrator deems advisable, as long as such provisions are consistent with the terms and conditions of the Plan.
         Section 13.15 Rights as Stockholders. No Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved for this Plan or subject to any Right except as to such shares of Common Stock, if any, as will have been previously sold, issued or transferred to him or her.
         Section 13.16 Stockholder Approval. No shares of Common Stock will be issued pursuant to Rights granted hereunder without, among other things, compliance with the provisions of Section 1.2 regarding stockholder approval of the Plan.

                                   ARTICLE XIV
                                  Term of Plan

         Section 14.1 No Right will be granted pursuant to the Plan on or after the earlier to occur of: i) March 31, 2009; or, ii) the termination of the Plan by the Board pursuant to Article XI, but Rights theretofore granted may extend beyond that date.

                                                                      Appendix B

                                      PROXY

                               WESTWOOD ONE, INC.

    Proxy for 1999 Annual Meeting of Shareholders for Holders of Common Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

         The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Farid Suleman and Gary J. Yusko as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 10, 1999 at 10:00 a.m., Pacific Time, at the Westwood Marquis, 930 Hilgard Avenue, Los Angeles, California and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Common Stock of the Company that the undersigned would be entitled to vote.

         The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
-----------                                                         -----------
  SIDE                                                                SIDE

          X       Please mark votes as in this example.
        -----

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1, 2 AND 3 SHOWN BELOW. The Board of Directors recommends a vote FOR all nominees in Item 1, FOR Item 2 and FOR Item 3.

1.       Election of Class III Directors.
         Nominees:  Steven A. Lerman and Gerald Greenberg


          -----  FOR ALL NOMINEES            -----    WITHHELD FROM ALL NOMINEES

          ----- FOR ALL NOMINEES EXCEPT AS NOTED ABOVE (to withhold authority for a Director nominee strike out such nominees name)


2.       Approval of 1999 Stock Incentive Plan.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----


3. Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 1999.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                          -----

                           PLEASE  MARK,   SIGN,  DATE  AND  RETURN  YOUR  PROXY
                           PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                           IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                           EACH JOINT OWNER MUST SIGN.

Signature:              Date:             Signature:              Date:
          -------------      -------                -------------      -------

                                      PROXY

                               WESTWOOD ONE, INC.

   Proxy for 1999 Annual Meeting of Shareholders for Holders of Class B Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Farid Suleman and Gary J. Yusko as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 10, 1999 at 10:00 a.m., Pacific Time, at the Westwood Marquis, 930 Hilgard Avenue, Los Angeles, California and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Class B Stock of the Company that the undersigned would be entitled to vote.

         The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
-----------                                                         -----------
  SIDE                                                                SIDE

          X       Please mark votes as in this example.
        -----

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1, 2 AND 3 SHOWN BELOW. The Board of Directors recommends a vote FOR the nominee in Item 1, FOR Item 2 and FOR Item 3.

1.       Election of Class III Directors.
         Nominee:  Steven A. Lerman


          -----  FOR THE NOMINEE            -----    WITHHOLD FROM NOMINEE


2.       Approval of 1999 Stock Incentive Plan.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----


3. Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 1999.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                          -----

                           PLEASE  MARK,   SIGN,  DATE  AND  RETURN  YOUR  PROXY
                           PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                           IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same ways as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                           EACH JOINT OWNER MUST SIGN.

Signature:              Date:             Signature:              Date:
          -------------      -------                -------------      -------